                                                                    Exhibit 99.3

                                 VENTAS, INC.

     COMPARATIVE QUARTERLY CONSOLIDATING FINANCIAL INFORMATION




   The following summarizes the condensed consolidating information for the Company as of and for the three months ended March 31, 2002 and 2001:


               CONDENSED CONSOLIDATING BALANCE SHEET (UNAUDITED)
                                March 31, 2002




                                               Ventas, Inc.   Ventas
                                                and Ventas    Realty,
                                                LP Realty,    Limited   Unrestricted Consolidated
                                                  L.L.C.    Partnership  Group (a)   Elimination  Consolidated
                                               ------------ ----------- ------------ ------------ ------------
                                                                       (in thousands)
Assets
Total net real estate investments.............   $ 14,680    $668,773     $111,967                  $795,420
Cash and cash equivalents.....................      1,659       2,208        5,414                     9,281
Restricted cash...............................     14,946          --        5,048                    19,994
Investment in Kindred Healthcare, Inc.
  common stock................................         --      43,751           --                    43,751
Deferred financing costs, net.................         --       7,038        6,415                    13,453
Notes receivable from employees...............      1,716       2,792           --                     4,508
Other.........................................      1,117       1,994        2,114                     5,225
                                                 --------    --------     --------     --------     --------
   Total assets...............................   $ 34,118    $726,556     $130,958                  $891,632
                                                 ========    ========     ========     ========     ========
Liabilities and stockholders' equity (deficit)
Liabilities:
Notes payable and other debt..................   $     --    $607,106     $224,438                  $831,544
United States Settlement......................     54,747          --           --                    54,747
Deferred revenue..............................        178      16,654        3,568                    20,400
Interest rate swap agreements.................         --      16,715           --                    16,715
Accounts payable, intercompany and other
  accrued liabilities.........................      9,221       8,217         (220)                   17,218
Equity in affiliates..........................     18,185          --           --     $(18,185)          --
Other liabilities-disputed tax refunds and
  accumulated interest........................     14,880          --           --                    14,880
Deferred income taxes.........................     30,394          --           --                    30,394
                                                 --------    --------     --------     --------     --------
Total liabilities.............................    127,605     648,692      227,786      (18,185)     985,898
   Total stockholders' equity (deficit).......    (93,487)     77,864      (96,828)      18,185      (94,266)
                                                 --------    --------     --------     --------     --------
   Total liabilities and stockholders' equity
     (deficit)................................   $ 34,118    $726,556     $130,958     $     --     $891,632
                                                 ========    ========     ========     ========     ========

--------

(a) Includes Ventas Specialty I, Inc., Ventas Finance I, Inc., Ventas Specialty I, LLC and Ventas Finance I, LLC, which were formed in 2001 in conjunction with the CMBS transaction.

                                 VENTAS, INC.

               CONDENSED CONSOLIDATING BALANCE SHEET (UNAUDITED)


                                March 31, 2001



                                                         Ventas, Inc.   Ventas
                                                          and Ventas    Realty,
                                                          LP Realty,    Limited   Consolidated
                                                            L.L.C.    Partnership Elimination  Consolidated
                                                         ------------ ----------- ------------ ------------
                                                                           (in thousands)
Assets
Total net real estate investments.......................  $  15,409    $822,662                 $  838,071
Cash and cash equivalents...............................      2,176      52,922                     55,098
Restricted cash.........................................     27,053          --                     27,053
Recoverable federal income taxes........................      3,211          --                      3,211
Deferred financing costs, net...........................         --      10,264                     10,264
Notes receivable from employees.........................        723       3,159                      3,882
Equity in affiliates....................................      7,820          --     $(7,820)            --
Other...................................................        247         863                      1,110
                                                          ---------    --------     -------     ----------
   Total assets.........................................  $  56,639    $889,870     $(7,820)    $  938,689
                                                          =========    ========     =======     ==========
Liabilities and stockholders' equity (deficit)
Liabilities:
Notes payable and other debt............................  $      --    $851,385                 $  851,385
United States Settlement................................     96,493          --                     96,493
Interest rate swap agreements...........................         --      21,633                     21,633
Accounts payable, intercompany and other accrued
  liabilities...........................................      5,178       9,137                     14,315
Other liabilities-disputed tax refunds and accumulated
  interest..............................................     30,264          --                     30,264
Deferred income taxes...................................     30,506          --                     30,506
                                                          ---------    --------     -------     ----------
Total liabilities.......................................    162,441     882,155                  1,044,596
   Total stockholders' equity (deficit).................   (105,802)      7,715     $(7,820)      (105,907)
                                                          ---------    --------     -------     ----------
   Total liabilities and stockholders' equity (deficit).  $  56,639    $889,870     $(7,820)    $  938,689
                                                          =========    ========     =======     ==========

                                 VENTAS, INC.

          CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS (UNAUDITED)

                       Three Months ended March 31, 2002

                                          Ventas, Inc.   Ventas
                                           and Ventas    Realty,
                                           LP Realty,    Limited   Unrestricted Consolidated
                                             L.L.C.    Partnership  Group (a)   Elimination  Consolidated
                                          ------------ ----------- ------------ ------------ ------------
                                                                  (in thousands)
Revenues:
 Rental income...........................   $   630      $37,870      $7,897                   $46,397
 Equity earnings in affiliate(s).........    13,834           --          --      $(13,834)         --
 Interest and other income...............        73          223          46                       342
                                            -------      -------      ------      --------     -------
   Total revenues........................    14,537       38,093       7,943       (13,834)     46,739
                                            -------      -------      ------      --------     -------
Expenses:
 General and administrative..............        31        1,887         393                     2,311
 Professional fees.......................         8          461          96                       565
 Amortization of restricted stock grants.         6          344          72                       422
 Depreciation............................       208        8,896       1,362                    10,466
 Interest................................        --       16,382       3,478                    19,860
 Interest on United States Settlement....     1,471           --          --                     1,471
                                            -------      -------      ------      --------     -------
   Total expenses........................     1,724       27,970       5,401                    35,095
                                            -------      -------      ------      --------     -------
Income (loss) before gain on sale of real
  estate.................................    12,813       10,123       2,542       (13,834)     11,644
                                            -------      -------      ------      --------     -------
Net gain on sale of real estate..........        --        1,057          --                     1,057
                                            -------      -------      ------      --------     -------
Net income (loss)........................   $12,813      $11,180      $2,542      $(13,834)    $12,701
                                            =======      =======      ======      ========     =======

--------
(a) Includes Ventas Specialty I, Inc., Ventas Finance I, Inc., Ventas Specialty I, LLC and Ventas Finance I, LLC, which were formed in 2001 in conjunction with the CMBS transaction.

                                  VENTAS, INC.

          CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS (UNAUDITED)

                       Three Months ended March 31, 2001

                                         Ventas, Inc.   Ventas
                                          and Ventas    Realty,
                                          LP Realty,    Limited   Consolidated
                                            L.L.C.    Partnership Elimination  Consolidated
                                         ------------ ----------- ------------ ------------
                                                           (in thousands)
Revenues:
 Rental income..........................   $   717      $45,401                  $46,118
 Equity earnings in affiliate(s)........    10,602           --     $(10,602)         --
 Interest and other income..............       288        1,218                    1,506
                                           -------      -------     --------     -------
   Total revenues.......................    11,607       46,619      (10,602)     47,624
                                           -------      -------     --------     -------
Expenses:
 General and administrative.............        40        2,509                    2,549
 Professional fees......................        28        1,771                    1,799
 Amortization of restricted stock grants         6          397                      403
 Depreciation...........................       174       10,324                   10,498
 Interest...............................        --       21,121                   21,121
                                           -------      -------     --------     -------
   Total expenses.......................       248       36,122                   36,730
                                           -------      -------     --------     -------
Income before income taxes..............    11,359       10,497      (10,602)     11,254
Provision for income taxes..............       675           --                      675
                                           -------      -------     --------     -------
Net income..............................   $10,684      $10,497     $(10,602)    $10,579
                                           =======      =======     ========     =======

                                  VENTAS, INC.



     COMPARATIVE QUARTERLY CONSOLIDATING FINANCIAL INFORMATION--(Continued)



           CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS (UNAUDITED)


                        Three Months ended March 31, 2002



                                           Ventas, Inc.   Ventas
                                            and Ventas    Realty,
                                            LP Realty,    Limited   Unrestricted Consolidated
                                              L.L.C.    Partnership  Group (a)   Elimination  Consolidated
                                           ------------ ----------- ------------ ------------ ------------
                                                                   (in thousands)
Net cash provided by (used in)
  operating activities....................   $ 13,018    $ 19,018      $5,976      $(13,834)    $ 24,178
Net cash provided by (used in)
  investing activities....................       (949)      1,550          --                        601
Cash flows from financing activities:
 Repayment of long-term debt..............         --     (16,262)       (562)                   (16,824)
 Cash distribution to stockholders........    (17,230)         --          --                    (17,230)
 Cash distributions from affiliates.......      5,209     (19,043)         --        13,834           --
 Issuance of common stock.................        (40)         --          --                        (40)
                                             --------    --------      ------      --------     --------
Net cash provided by (used in)
  financing activities....................    (12,061)    (35,305)       (562)       13,834      (34,094)
                                             --------    --------      ------      --------     --------
Increase (decrease) in cash and cash
  equivalents.............................          8     (14,737)      5,414                     (9,315)
Cash and cash equivalents at
  beginning of period.....................      1,651      16,945          --                     18,596
                                             --------    --------      ------      --------     --------
Cash and cash equivalents at end of period   $  1,659    $  2,208      $5,414                   $  9,281
                                             ========    ========      ======      ========     ========

--------

(a) Includes Ventas Specialty I, Inc., Ventas Finance I, Inc., Ventas Specialty I, LLC and Ventas Finance I, LLC, which were formed in 2001 in conjunction with the CMBS transaction.

                                  VENTAS, INC.

           CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS (UNAUDITED)
                        Three Months ended March 31, 2001

                                                    Ventas, Inc.   Ventas
                                                     and Ventas    Realty,
                                                     LP Realty,    Limited   Consolidated
                                                       L.L.C.    Partnership Elimination  Consolidated
                                                    ------------ ----------- ------------ ------------
                                                                      (in thousands)
Net cash provided by (used in) operating activities   $ 12,018    $ 21,682     $(10,602)    $ 23,098
Net cash provided by (used in) investing activities       (552)         (3)                     (555)

Cash flows from financing activities:
   Repayment of long-term debt.....................         --     (35,000)                  (35,000)
   Cash distribution to Stockholders...............    (19,846)         --                   (19,846)
   Cash distributions from affiliates..............      8,935     (19,537)      10,602           --
                                                      --------    --------     --------     --------
Net cash provided by (used in) financing activities    (10,911)    (54,537)      10,602      (54,846)
                                                      --------    --------     --------     --------
Increase (decrease) in cash and cash equivalents...        555     (32,858)                  (32,303)
Cash and cash equivalents at beginning of period...      1,621      85,780                    87,401
                                                      --------    --------     --------     --------
Cash and cash equivalents at end of period.........   $  2,176    $ 52,922                  $ 55,098
                                                      ========    ========     ========     ========